Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED: June 30, 2012

In re:	Energy Conversion Devices, Inc.	Case Number: 12-43166

Chapter 11

Judge: Hon. Thomas J. Tucker

Debtor.

Energy Conversion Devices, Inc./

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:

	Operating Statement	(Form 2)
	Balance Sheet	(Form 3)
	Summary of Operations	(Form 4)
	Monthly Cash Statement	(Form 5)
	Statement of Compensation	(Form 6)
	Schedule of In-Force Insurance	(Form 7)

And that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.

That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases, is in effect; and

	(If not, attach a written explanation)	YES ☒	NO ☐

3.	That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases are current.
	(If not, attach a written explanation)	YES ☒	NO ☐

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
	(If not, attach a written explanation)	YES ☒	NO ☐

5.	All United States Trustee Quarterly fees have been paid and are current.
		YES ☒	NO ☐

6.	Have you filed your pre-petition tax returns?
	(If not, attach a written explanation)	YES ☐	NO ☒

The Debtors have not filed their Michigan Business Tax (“MBT”) returns for fiscal 2010 and 2011. The Debtors are awaiting MEGA credit certificates to be issued by the Michigan Economic Development Corporation (“MEDC”) for these years. These certificates must be attached to the Debtors’ MBT returns to receive the credits. With these certificates, the Debtors anticipate refunds on their MBT tax returns. The Debtors have been informed that the MEDC is currently auditing the Debtors’ application for the MEGA credits and have everything necessary to complete these audits.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: July 26, 2012	Energy Conversion Devices, Inc.
Debtor in Possession

	Title:	Gregory G. Coppola
Sr. V.P.-Finance & Treasurer Phone: 248-370-5304

Form 1

OPERATING STATEMENT (P&L)(1)

Period Ending: June 30, 2012

Case No: 12-43166

	Current Month	Total Since Filing
Total Revenue	$—	$—
Cost of Sales	—	—

GROSS PROFIT	—	—

EXPENSES:
Officer Compensation	29,006	365,115
Salary/Wage Expenses	66,809	528,240
Employee Benefits & Pensions	(6,234)	122,820
Payroll Taxes	6,250	75,882
Other Taxes	7,668	35,500
Rent and Lease Expense	44,714	178,862
Interest Expense	695	6,042
Property Insurance	5,075	23,370
Other Insurance	628,966	754,996
Utilities	48,042	142,195
Depreciation	10,870	53,768
Travel and Entertainment	5,197	35,612
Repairs and Maintenance	—	2,658
Supplies	(125)	14,065
Other	—	986
Other Specify – Outside Services	90,262	158,137
Gain/Loss on Sale Fixed Assets	528,126	514,082
Other Specify – Restructuring	45,194	236,408

TOTAL EXPENSES	1,510,515	3,248,738

OPERATING PROFIT	(1,510,515)	(3,248,738)

Add: Non-Operating Income
Total Interest (Income) (3)	(16,634)	(154,589)
Other (Income) Expense	14,039	(72,945)

Less: Non-Operating Expenses
Loss on Investment in Subsidiary (4)	41,001,047	41,001,047
Unrecoverable Interco. Receivables(4)	41,857,455	41,857,455
Professional Fees(2)	588,150	2,719,570

NET INCOME/(LOSS)	$(84,954,572)	$(88,599,277)

(1)	The operating statement and balance sheet were prepared using accrual accounting.
(2)	Professional fees include estimates and actual.
(3)	Current month interest income includes adjustment from prior over accrual.
(4)	Write-off of investments in and reserve for advances to wholly owned subsidiaries.

Form 2

BALANCE SHEET

Period Ending: June 30, 2012

Case No: 12-43166

	Current Month	Prior Month	At Filing
ASSETS:
Cash and Cash Equivalents	$127,185,156	$129,018,180	$94,740,784
Investments	11,521,961	11,503,732	45,522,223
Inventories, Net	—	—	—
Accounts Receivable – Intercompany – USO	802,246,671	799,818,336	792,119,291
Accounts Receivable – Interco. – SIT/CDN	41,857,455	41,853,923	41,840,029
Accounts Receivable – Intercompany Reserve	(41,857,455)	—	—
Secured Notes – Subsidiaries	6,719,157	6,719,157	6,719,157
Accounts Receivable Trade – Net	406,882	506,980	457,813
Land and Buildings	1,134,631	1,525,568	1,525,568
Furniture, Fixtures & Equipment	1,473,406	1,473,406	1,496,960
Accumulated Depreciation	(2,608,038)	(2,597,168)	(2,563,233)
Restricted Cash	—	—	—
Prepaid	479,568	1,133,151	1,760,717
Deposits + Holdbacks	4,072,529	4,105,494	5,769,009
Investment in Subsidiaries	—	41,001,047	41,001,047
Other Assets	3,850,681	4,229,027	5,069,863

TOTAL ASSETS	$956,482,605	$1,040,290,835	$1,035,459,227

LIABILITIES:
Post-petition Liabilities:
Accounts Payable Trade – Net	$857,917	$583,541	$—
Accounts Payable Intercompany USO	—	—	—
Accounts Payable Intercompany SIT	—	—	—
Warranty	—	—	—
Other Liabilities	(2,720)	5,519	—
Convertible Senior Notes	—	—	—
Accrued Salaries and Wages	(997)	35,226	—
Accrued Taxes	12,345	10,658	—
Accrued Other	98,418	1,123,328	—

TOTAL Post-petition Liabilities	964,962	1,758,273	—
Secured Liabilities:
Secured Accounts Payable	—	—	—
Pre-petition Liabilities:
Accounts Payable Trade – Net	953,622	953,622	953,622
Accounts Payable Intercompany USO	—	—	—
Accounts Payable Intercompany SIT	—	—	—
Accounts Payable Unsecured Liabilities	—	—	—
Warranty	—	—	—
Other Liabilities	2,581,850	2,581,850	2,581,850
Convertible Senior Notes	246,962,546	245,690,855	241,220,038
Accrued Salaries and Wages	168,112	168,112	168,112
Accrued Taxes	91,151	91,151	91,151
Accrued Other	5,528,048	4,870,165	2,533,542

TOTAL Pre-petition Liabilities	256,285,329	254,355,755	247,548,315

TOTAL LIABILITIES	257,250,291	256,114,028	247,548,315
EQUITY:
Owners Capital	(313,528)	(313,528)	(310,256)
Additional Paid-In-Capital	1,106,438,770	1,106,438,770	1,106,438,770
Retained Earnings – Pre Petition + OCI	(318,293,652)	(318,303,731)	(318,217,602)
Retained Earnings – Post Petition	(88,599,277)	(3,644,704)	—

TOTAL EQUITY	699,232,314	784,176,807	787,910,912

TOTAL LIABILITIES AND EQUITY	$956,482,605	$1,040,290,835	$1,035,459,227

Form 3

SUMMARY OF OPERATIONS

Period Ended: June 30, 2012

Case No: 12-43166

Schedule of Post-petition Taxes Payable

	Beginning Balance	Accrued/ Withheld	Payments/ Deposits	Ending Balance
Income Taxes Withheld
Federal	—	$38,167.18	$38,167.18	—
State	—	7,031.48	7,031.48	—
Local	—	—	—	—

FICA Withheld	—	7,425.69	7,425.69	—

Employers FICA	—	9,780.71	9,780.71	—

Unemployment Tax
Federal	—	—	—	—
State	—	—	—	—

Sales, Use & Excise Taxes	—	—	—	—

Property Taxes	$10,658.00	1,687.00	—	$12,345.00

Workers’ Compensation(1)	—	—	—	—

Other	—	—	—	—

TOTALS	$10,658.00	$64,092.06	$62,405.06	$12,345.00

(1)	Fully insured.

AGING OF ACCOUNTS RECEIVABLE

AND POST-PETITION ACCOUNTS PAYABLE

Age in Days	0-30	31-60	Over 60
Post Petition
Accounts Payable	$583,397	$196,783	$77,737
Accounts Receivable	$—	$—	$406,882

For all post-petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization: None

Form 4

MONTHLY CASH STATEMENT

Period Ending: June 30, 2012

Cash Activity Analysis (Cash Basis Only):	Case No: 12-43166

	General Acct.	Money Market Acct.

A. Beginning Balance	$3,219,266.83	$125,568,540.61

B. Receipts
(Attach separate schedule)	192,649.89	4,952.42

C. Balance Available
(A+B)	3,411,916.72	125,573,493.033

D. Less Disbursements
(Attach separate schedule)	1,648,851.59	—

E. ENDING BALANCE
(C-D)	$1,763,065.13	$125,573,493.03

ATTENTION: Please enter the TOTAL DISBURSEMENT from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment: $ 1,648,851.59

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

1. Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan
2. Account Number

Money Market Account:

1. Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan
2. Account Number

Other monies on hand (specify type and location) i.e., CD’s, bonds, etc.):

UBS Financial Services, Inc., Chicago, IL. - Investment account - CP75515 - corporate notes/bonds, paper; and money market funds - $11,613,858.04

Date: July 20, 2012
Energy Conversion Devices, Inc.
Debtor in Possession

Form 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: June 30, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Julian Hawkins, President, CEO and Director	Capacity:	☐ Shareholder
☒ Officer
☒ Director
☒ Insider

Detailed Description of Duties:

•	Provides leadership to the business through the restructuring and sale process, focusing on the solar business

•	Serves as a member of the Board of Directors

•	Expand sales through supplier and customer base interaction

Current Compensation Paid (1) :	Weekly	Or	Monthly
			$—

Current Benefits Paid (1) :	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			—
Accidental Death & Dismemberment Life Insurance			—
Long-Term and Short-Term Disability Insurance			—
Employee Assistance Program			—
Retirement			—
Company Vehicle			—
Entertainment (Business meals)			—
Travel			518.72
Vacation Payout			—
Office Supplies			—
Internet/iPhone/iPad expenses			198.73
Conference/Seminar fee			200.00

Total Benefits			$917.45

Current Other Payments Paid (1) :	Weekly	Or	Monthly

Rent Paid			$—
Loans			—
Moving			2,175.91
Lodging			2,348.36
Personal Car Mileage			1,346.40

Total Other Payments			$5,870.67

	Weekly	Or	Monthly

CURRENT TOTAL OF ALL PAYMENTS:			$6,788.12

(1)	Mr. Hawkins’ last day of employment with the company was 5/11/12. He was reimbursed expenses on 6/22/12.

Dated: July20, 2012	Julian Hawkins

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: June 30, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Jay B. Knoll, Executive Vice President,	Capacity:	☐ Shareholder
	Chief Restructuring Officer and Director		☒ Officer
☒ Director
☒ Insider

Detailed Description of Duties:

•	Provides leadership to the business through the restructuring, sale and bankruptcy processes

•	Serves as a member of the Board of Directors

•	Leads efforts to identify and implement cost reductions

Current Compensation Paid (1) :	Weekly	Or	Monthly
			$2,083.33

Current Benefits Paid (1) :	Weekly	Or	Monthly

Health Insurance			$849.92
Life Insurance			84.46
Accidental Death & Dismemberment Insurance			11.27
Long-Term and Short-Term Disability Insurance			72.50
Employee Assistance Program			1.69
Retirement			—
Company Vehicle			—
Entertainment			—
Travel			—
Personal Car Mileage			—
Internet/iPhone/iPad			—

Total Benefits			$1,019.84

Current Other Payments Paid (1) :	Weekly	Or	Monthly

Rent Paid			—
Loans			—
Other (Telephone, Miscellaneous)			59.00
Other (Describe)			—
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly

CURRENT TOTAL OF ALL PAYMENTS:			$3,162.17

(1)	Mr. Knoll’s last day of employment with the company was 6/1/12.

Dated: July 20, 2012	Jay B. Knoll

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: June 30, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	William C. Andrews, Executive Vice President and CFO	Capacity:	☐ Shareholder
☒ Officer
☐ Director
☒ Insider

Detailed Description of Duties:

•	Provides financial leadership and expertise to support the bankruptcy process

•	Provides leadership and support to the business through the restructuring and sale process

•	Provides oversight to company transition from a public company (SEC, SOX, etc.)

Current Compensation Paid:	Weekly	Or	Monthly
			$26,923.08

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$764.60
Life Insurance			78.91
Accidental Death & Dismemberment Insurance			10.53
Long-Term and Short-Term Disability Insurance			72.50
Employee Assistance Program			1.69
Retirement			—
Company Vehicle			—
Entertainment			—
Travel			—
Dues/Subscriptions			—
Personal Car Mileage			—
Internet/iPhone/iPad			—

Total Benefits			$928.23

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			—
Loans			—
Other (Telephone)			992.17
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly

CURRENT TOTAL OF ALL PAYMENTS:			$28,843.48

Dated: July 20, 2012	William C. Andrews

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: June 30, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Joseph P. Conroy, Executive Vice President, ECD;	Capacity:	☒ Shareholder
	Senior Vice President, USO Operations		☒ Officer
☐ Director
☒ Insider

Detailed Description of Duties:

•	Provides leadership to all operations and manufacturing related activity (Auburn Hills, Greenville 1&2, Tijuana, China JV and Marcegaglia)

•	Responsible for building new equipment to support the company’s technology efforts

•	Provides leadership to all manufacturing, engineering, quality functions (ensures the production of all manufacturing products)

Current Compensation Paid(1) :	Weekly	Or	Monthly
$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			—
Accidental Death & Dismemberment Insurance			—
Long-Term and Short-Term Disability Insurance			—
Employee Assistance Program			—
Retirement			—
Company Vehicle			—
Entertainment			—
Travel			—
Total Benefits			—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			—
Loans			—
Other (Describe)			—
Other (Describe)			—
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly

CURRENT TOTAL OF ALL PAYMENTS:
$—

(1)	Mr. Conroy is an officer of Energy Conversion Devices; however, his compensation is paid by United Solar Ovonic LLC. Mr. Conroy’s last day of employment with the company was 5/11/12.

Dated: July 20, 2012	Joseph P. Conroy

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: June 30, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Joseph A. Avila	Capacity:	☒ Shareholder
☐ Officer
☒ Director
☐ Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid(1) :	Weekly	Or	Monthly	(1)
$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			—
Retirement			—
Company Vehicle			—
Entertainment			—
Travel			—
Other Benefits			—
Total Benefits			—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			—
Loans			—
Other (Describe)			—
Other (Describe)			—
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly

CURRENT TOTAL OF ALL PAYMENTS:			$—

(1)	Independent directors are paid an annual retainer of $100,000, of which $66,000 is paid quarterly in cash. As Chair of the Corporate Governance and Nominating Committee and the Finance Committee, Mr. Avila receives an additional $10,000, also paid quarterly in cash. Amounts for the current quarter were accrued in April and paid in May.

Dated: July 20, 2012	Joseph A. Avila

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: June 30, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Alan E. Barton	Capacity:	☒	Shareholder
			☐	Officer
			☒	Director
			☐	Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid(1) :	Weekly	Or	Monthly	(1)
$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			—
Retirement			—
Company Vehicle			—
Entertainment			—
Travel			—
Other Benefits			—
Total Benefits			—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			—
Loans			—
Other (Describe)			—
Other (Describe)			—
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:			$—

(1)	Independent directors are paid an annual retainer of $100,000, of which $66,000 is paid quarterly in cash. As Chair of the Compensation Committee, Mr. Barton receives an additional $7,500, also paid quarterly in cash. Amounts for the current quarter were accrued in April and paid in May.

Dated: July 20, 2012
Alan E. Barton

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: June 30, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Robert I. Frey	Capacity:	☒	Shareholder
			☐	Officer
			☒	Director
			☐	Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid(1) :	Weekly	Or	Monthly	(1)
$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			—
Retirement			—
Company Vehicle			—
Entertainment			—
Travel			—
Other Benefits			—
Total Benefits			—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			—
Loans			—
Other (Describe)			—
Other (Describe)			—
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:			$—

(1)	Independent directors are paid an annual retainer of $100,000, of which $66,000 is paid quarterly in cash. Amounts for the current quarter were accrued in April and paid in May.

Dated: July 20, 2012
Robert I. Frey

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: June 30, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	William J. Ketelhut	Capacity:	☒	Shareholder
			☐	Officer
			☒	Director
			☐	Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid(1) :	Weekly	Or	Monthly	(1)
$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			—
Retirement			—
Company Vehicle			—
Entertainment			—
Travel			—
Other Benefits			—
Total Benefits

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			—
Loans			—
Other (Describe)			—
Other (Describe)			—
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:			$—

(1)	Independent directors are paid an annual retainer of $100,000, of which $66,000 is paid quarterly in cash. As Chair of the Audit Committee, Mr. Ketelhut receives an additional $10,000, also paid quarterly in cash. Amounts for the current quarter were accrued in April and paid in May.

Dated: July 20, 2012
William J. Ketelhut

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: June 30, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Stephen Rabinowitz	Capacity:	☒	Shareholder
			☐	Officer
			☒	Director
			☐	Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid(1) :	Weekly	Or	Monthly	(1)
$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			—
Retirement			—
Company Vehicle			—
Entertainment			—
Travel			—
Other Benefits			—
Total Benefits			—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			—
Loans			—
Other (Describe)			—
Other (Describe)			—
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:			$—

(1)	Independent directors are paid an annual retainer of $100,000, of which $66,000 is paid quarterly in cash. As Chairman of the Board, Mr. Rabinowitz receives an additional $50,000, of which $33,000 is paid quarterly in cash. Amounts for the current quarter were accrued in April and paid in May.

Dated: July 20, 2012
Stephen Rabinowitz

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: June 30, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	George A. Schreiber, Jr.	Capacity:	☒	Shareholder
			☐	Officer
			☒	Director
			☐	Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid(1) :	Weekly	Or	Monthly	(1)
$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			—
Retirement			—
Company Vehicle			—
Entertainment			—
Travel			—
Other Benefits			—
Total Benefits			—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			—
Loans			—
Other (Describe)			—
Other (Describe)			—
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:			$—

(1)	Independent directors are paid an annual retainer of $100,000, of which $66,000 is paid quarterly in cash. Amounts for the current quarter were accrued in April and paid in May.

Dated: July 20, 2012
George A. Schreiber, Jr.

Form 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: June 30, 2012

Case No: 12-43166

INSURANCE TYPE	CARRIER	EXPIRATION DATE

Workers’ Compensation	Valley Forge Insurance Company	02/01/2013

Workers’ Compensation	American Casualty Company of Reading PA	02/01/2013

General Liability	American Casualty Company of Reading PA	02/01/2013

Property (1st Layer)	Allianz Global Risk US Insurance Company	02/01/2013

Property (2nd Layer)	Lexington Insurance Company	02/01/2013

Automobile Policy	Continental Casualty Company	02/01/2013

Umbrella Policy	Continental Casualty Company	02/01/2013

Foreign Package	Continental Casualty Company	02/01/2013

Special Risk Coverage	Great American Insurance Company	03/18/2013

Directors & Officers	Allied World National Assurance Company	09/30/2012

Directors & Officers	Illinois National Insurance Company	09/30/2012

Directors & Officers	Beazley Insurance Company, Inc. (Lloyd’s of London)	09/30/2012

Employee Practices Liability	Starr Indemnity & Liability Company	09/30/2012

Fiduciary Liability	Starr Indemnity & Liability Company	09/30/2012

Fidelity Bond	Starr Indemnity & Liability Company	09/30/2012

Primary Directors & Officers	Starr Indemnity & Liability Company	09/30/2012

ERISA Bond	Travelers Casualty and Surety Company of America	11/16/2014

Pollution Liability Coverage	Chartis Specialty Insurance	02/01/2014

Form 7